SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 15, 2004


                                   INYX, INC.

             (Exact name of registrant as specified in its charter)

         Nevada                    333-83152                 75-2870720
         ------                    ---------                 ----------
(State or other jurisdiction      (Commission             (I.R.S. Employer
   of incorporation)              File Number)           Identification No.)

                825 Third Avenue, 40th Floor, New York, NY 10022
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 15, 2004, Registrant signed an Asset Purchase Agreement with Aventis Pharmaceuticals Puerto Rico, Inc. to acquire the real estate, equipment, and certain contract rights comprising its Manati, Puerto Rico pharmaceutical manufacturing facility. The Asset Purchase Agreement is being refiled to amend the portions of the agreement for which confidential treatment has been requested.

ITEM 9.01. FINANCIAL EXHIBITS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

*10.34.1 Asset Purchase Agreement with Aventis Pharmaceuticals Puerto Rico, Inc.

* - Portions of exhibit deleted pursuant to a request for confidential treatment.

--------------------------


                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INYX, INC.



                                        By: /s/ Jack Kachkar
                                            ------------------------------------
                                                Jack Kachkar, Chairman


Dated: February 15, 2005